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                                                                 EXHIBIT 10.21.4
                                                                 ---------------
                          THIRD SUPPLEMENTAL INDENTURE
                          ----------------------------


          This THIRD SUPPLEMENTAL INDENTURE dated as of February 10, 1998 (this "Supplemental Indenture") is between RYKOFF-SEXTON, INC., a Delaware corporation
 ----------------------
(the "Company"), and NORWEST BANK MINNESOTA, N.A., as trustee under the
      -------
Indenture referred to below (in such capacity, the "Trustee").
                                                    -------

                                  WITNESSETH:
                                  -----------

          WHEREAS, the Trustee and Rykoff-Sexton, Inc., a Delaware corporation and the Company's predecessor in interest (the "Predecessor"), were parties to
                                                -----------
the Indenture dated as of November 1, 1993 (as supplemented, the "Indenture"),
                                                                  ---------
pursuant to which the Predecessor issued its 8 7/8% Senior Subordinated Notes due 2003 (the "Securities");
               ----------

          WHEREAS, in connection with the Agreement and Plan of Merger dated as of June 30, 1997, as amended, among the Predecessor, JP Foodservice, Inc., a Delaware corporation ("JP Foodservice"), and the Company, the Predecessor merged
                       --------------
with and into the Company, with the Company being the surviving entity of such merger (the "Merger");
             ------

          WHEREAS, in accordance with Section 5.1(a)(1) of the Indenture, the Company, as the surviving entity of the Merger, has assumed all obligations of the Predecessor under the Securities and the Indenture;

          WHEREAS, Section 4.8(a) of the Indenture requires the Company, whether or not it is subject to Section 13(a) or 15(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to file certain reports and other
                       ------------
documents with the Securities and Exchange Commission (the "Commission") and to
                                                            ----------
provide copies of such reports and other documents to the Trustee and the registered holders of the Securities (the "Holders") (the "Commission Reporting
                                           -------         --------------------
Requirement");
-----------

          WHEREAS, the Company is a wholly-owned subsidiary of JP Foodservice and is not subject to Section 13(a) or 15(d) of the Exchange Act;

          WHEREAS, JP Foodservice is subject to Section 13(a) or 15(d) of the Exchange Act and in accordance therewith files reports and other documents with the Commission (the "JP Foodservice Commission Reports");
                     ---------------------------------

          WHEREAS, the Company has requested the Trustee to enter into this Supplemental Indenture to authorize the Company, subject to certain conditions
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provided herein, to satisfy the Commission Reporting Requirement by providing the Trustee and the Holders with copies of the JP Foodservice Commission
Reports;

          WHEREAS, Section 9.1(7) of the Indenture permits the Company, when authorized by a Board Resolution, and the Trustee to supplement the Indenture without the consent of any Holder for the purpose of making provisions with respect to matters or questions arising under the Indenture, provided, that, such action shall not adversely affect the interests of any of the Holders in any respect; and

          WHEREAS, in the opinion of the Board of Directors as evidenced by a Board Resolution delivered to the Trustee on the date hereof, the provisions in the Third Supplemental Indenture with respect to the Commission Reporting Requirement will not adversely affect the interests of any of the Holders in any respect;

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.


                                   ARTICLE II

                                 EFFECTIVENESS

          This Supplemental Indenture shall be effective as of the date first above written.


                                  ARTICLE III

                          AMENDMENT OF SECTION 4.8(a)

          Section 4.8(a) of the Indenture is hereby amended by adding the following sentence after the penultimate sentence of such Section 4.8(a):

          Notwithstanding the foregoing, if and for so long as the Company is not subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall be deemed to have complied with the

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          requirements of the first two sentences of this Section 4.8(a) if it provides to the Holders and the Trustee, within 15 days of each Required Filing Date, copies of the annual reports, quarterly reports and other documents (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which JP Foodservice, Inc. is required to file with the Commission pursuant to such Section 13(a) or 15(d); provided, that, (i) JP Foodservice, Inc. is subject to Section 13(a) or 15(d) of the Exchange Act and files the reports and other documents with the Commission required to be filed in accordance therewith, (ii) JP Foodservice, Inc. owns, directly or indirectly, all the outstanding Capital Stock (other than directors' qualifying shares) of the Company and (iii) the Company complies with the provisions of Section 4.8(b).

                                   ARTICLE IV

                                 MISCELLANEOUS

          Section 4.1.  Ratification of Indenture.

          This Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and, as supplemented, modified and restated hereby, is ratified, approved and confirmed.

          Section 4.2  Governing Law.

          This Supplemental Indenture shall be governed and construed in accordance with the laws of the State of New York.

          Section 4.3  Counterparts.

          This Supplemental Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Supplemental Indenture.

          IN WITNESS WHEREOF, the Company and the Trustee have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

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                                         RYKOFF-SEXTON, INC.



                                         By:  /s/ Lewis Hay, III
                                              -------------------------
                                              Lewis Hay, III
                                              Title:  Vice President


                                         NORWEST BANK MINNESOTA, N.A.,
                                         as Trustee


                                         By:  /s/ Jane Y. Schweiger
                                              -------------------------
                                         Name:  Jane Y. Schweiger
                                              -------------------------
                                         Title: Corporate Trust Officer
                                              -------------------------

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